UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2007

Golden Telecom, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27423	51-0391303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Rep. Office Golden TeleServices, Inc., 1 Kozhevnichesky Proezd, Moscow, Russia,		115114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011-7-501) 797-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Golden Telecom, Inc. (the "Company" or "GTI") filed a Current Report on Form 8-K on January 25, 2007 reporting that on January 25, 2007, the Company and two wholly-owned subsidiaries, GTS Finance, Inc. ("GFI") and EDN Sovintel LLC ("Sovintel"), entered into a five-year Term Facility Agreement (the "Term Facility Agreement"), dated as of January 25, 2007, with banks, financial institutions and other institutional lenders as listed in Part II of Schedule 1 of the Term Facility Agreement (the "Lenders"), Citibank, N.A. London Branch and ING Bank N.V. as mandated lead arrangers, and Citibank International plc as agent. The Term Facility Agreement establishes an unsecured credit facility under which the Company, GFI, and Sovintel may borrow up to an aggregate of $275.0 million. Cross guarantees from the borrowers are required. Funds borrowed may be used for general corporate purposes, including acquisitions, the payment of dividends and capital expenditures.

On March 22, 2007, the Company, GFI, and Sovintel entered into an Amended and Restated Facility Agreement (the "Amendment Agreement") with the Lenders, Citibank, N.A. London Branch and ING Bank N.V and Citibank International plc. The Amendment Agreement provided for the $275.0 million to be divided into two separate facilities, one of $50.0 million and one of $225.0 million. The first facility is available to be borrowed by GTI or GFI for a period of up to 90 days without the need for a cross guarantee from any of the other borrowers and was borrowed by GFI and repaid. The second facility is available to be borrowed by any of the borrowers under the original terms.

On November 20, 2007, the Company, GFI, and Sovintel entered into an Amendment and Restatement Agreement Relating to the Term Facility Agreement Dated January 25, 2007 as Previously Amended and Restated on March 22, 2007 (the "Restated Agreement") with the Lenders, Citibank, N.A. London Branch and ING Bank N.V. and Citibank International plc. In addition to previously permitted loans and guarantees, the Restated Agreement provides for the ability of the GTI companies to grant loans or guarantees to third parties up to a maximum aggregate amount of $50.0 million

A copy of the Restated Agreement dated November 20, 2007 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Restated Agreement dated November 20, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Telecom, Inc.

November 21, 2007	By:	/s/ Boris Svetlichny

Name: Boris Svetlichny
Title: Senior Vice-President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Restated Agreement dated November 20, 2007.